Filed pursuant to Rule 497(e)

Registration Nos. 333-164298 and 333-186042

November 19, 2013

DOUBLELINE FUNDS TRUST

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DOUBLELINE EQUITY FUNDS

DoubleLine Equities Small Cap Growth Fund

DoubleLine Equities Growth Fund

DoubleLine Equities Technology Fund

Supplement dated November 19, 2013 to the Prospectus for Class I (DBLTX) and Class N (DLTNX) shares of DoubleLine Total Return Bond Fund, Class I (DBLFX) and Class N (DLFNX) shares of DoubleLine Core Fixed Income Fund, Class I (DBLEX) and Class N (DLENX) shares of DoubleLine Emerging Markets Fixed Income Fund, Class A (DMLAX), Class C (DMLCX), Class I (DMLIX), and Class N (DMLNX) shares of DoubleLine Multi-Asset Growth Fund, Class I (DBLSX) and Class N (DLSNX) shares of DoubleLine Low Duration Bond Fund, Class I (DBFRX) and Class N (DLFRX) shares of DoubleLine Floating Rate Fund, Class I (DBESX) and Class N (DLESX) shares of DoubleLine Equities Small Cap Growth Fund, Class I (DBEGX) and Class N (DLEGX) shares of DoubleLine Equities Growth Fund, and Class I (DBETX) and Class N (DLETX) shares of DoubleLine Equities Technology Fund dated August 1, 2013, and to the Prospectus for Class I (DSEEX) and Class N (DSENX) shares of DoubleLine Shiller Enhanced CAPE® dated October 29, 2013. This Supplement updates certain information contained in the above-dated Prospectuses. Please review this important information carefully.

With respect to each Prospectus, the (i) section entitled “How to Redeem Shares—Signature Guarantees” and (ii) information regarding signature guarantees in the section entitled “Redemptions Through Your Financial Intermediary or Other Authorized Third Party” is deleted in its entirety and replaced with the following:

Signature Guarantees

Some circumstances require written redemption orders, along with a signature guarantee. These include:

—	Amounts in excess of $100,000 where proceeds are requested to be sent by check;

—	If a change of address request has been received by the transfer agent within the last 30 days;

—	When redemption proceeds are to be sent or payable to any person, address or bank account not on the Funds’ records; or

—	If ownership is being changed on your account.

The Funds and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation. The Funds’ or the transfer agent reserves the right to waive any signature guarantee requirement at its discretion. Investors who have purchased shares through a financial intermediary may be subject to different requirements and should check with their financial intermediary to determine whether signature guarantee requirements or other security arrangements apply to their accounts.

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call 877-DLine11 (877-354-6311) to ensure that your signature guarantee will be processed correctly.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Verification Program member, or other acceptable form of authentication from a financial institution source.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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